UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material pursuant to §240.14a-12

Innovative Food Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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INNOVATIVE FOOD HOLDINGS, INC. PROXY DEPARTMENT 2528 S 27TH AVE BROADVIEW, IL 60155 V90717-P47553 You invested in INNOVATIVE FOOD HOLDINGS, INC. and it's time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 19, 2026. Get informed before you vote View the Notice and Proxy Statement, Form 10-K and CEO Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 5, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* May 19, 2026 10:00 AM, Eastern Time 2528 S 27th Ave Broadview, IL 60155 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect five (5) directors to serve for the ensuing year. For Nominees: 1a. James C. Pappas 1b. Mark Schmulen For 1c. Denver J. Smith For 1d. Gary Schubert For 1e. Loukas D. Kozonis For 2. To ratify the selection by the Board of Directors of the firm of CBIZ CPAs P.C. as the Company's independent auditors for the current fiscal year. For 3. To approve, on a non-binding advisory basis, the executive compensation of our named executive officers. For 4. To transact such other business as may properly come before the meeting or any adjournment thereof. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings". V90718-P47553